                                                                     Exhibit 1.1











                       ASPREVA PHARMACEUTICALS CORPORATION

        (continued under the British Columbia Business Corporations Act)


                                      Common Shares









                               PURCHASE AGREEMENT
















                              Dated: March  , 2005

                                                  TABLE OF CONTENTS

PURCHASE AGREEMENT................................................................................................1
SECTION 1.                   Representations and Warranties.......................................................4

         (a)      Representations and Warranties by the Company...................................................4

                  (i)        Compliance with Registration Requirements............................................4

                  (ii)       Independent Accountants..............................................................5

                  (iii)      Financial Statements.................................................................5

                  (iv)       No Material Adverse Change in Business...............................................6

                  (v)        Good Standing of the Company.........................................................6

                  (vi)       Capitalization.......................................................................6

                  (vii)      Authorization of Agreement...........................................................7

                  (viii)     Authorization and Description of Securities..........................................7

                  (ix)       Absence of Defaults and Conflicts....................................................8

                  (x)        Absence of Labor Dispute.............................................................8

                  (xi)       Absence of Proceedings...............................................................8

                  (xii)      Absence of Rulemaking or Similar Proceedings.........................................9

                  (xiii)     Accuracy of Exhibits.................................................................9

                  (xiv)      Possession of Intellectual Property..................................................9

                  (xv)       Absence of Further Requirements.....................................................10

                  (xvi)      Possession of Licenses and Permits..................................................10

                  (xvii)     Regulatory Authorities..............................................................11

                  (xviii)    Compliance with Health Care Laws....................................................12

                  (xix)      Title to Property...................................................................13

                  (xx)       U.S. Investment Company Act.........................................................13

                  (xxi)      Environmental Laws..................................................................13

                  (xxii)     No Stabilization or Manipulation....................................................14

                  (xxiii)    Registration Rights.................................................................14

                  (xxiv)     Other Reports and Information.......................................................14

                  (xxv)      Taxes...............................................................................14

                  (xxvi)     Employee Benefit Plans..............................................................14

                  (xxvii)    Insurance...........................................................................15

                  (xxviii)   Compliance with Laws................................................................15

                  (xxix)     U.S. Foreign Corrupt Practices Act..................................................15

                  (xxx)      Internal Accounting Controls........................................................15

                  (xxxi)     Disclosure Controls and Procedures..................................................15

                  (xxxii)    No Broker...........................................................................16

                  (xxxiii)   Principal Stockholders..............................................................16

                  (xxxiv)    Non-Arm's Length Transactions.......................................................16

                  (xxxv)     U.S. Sarbanes-Oxley Act.............................................................16

                  (xxxvi)    Statistical and Market Data.........................................................16

                  (xxxvii)   French Language Documents...........................................................16

                  (xxxviii)  Not Foreign Property................................................................16

                  (xxxix)    Office..............................................................................16

                  (xl)       Business Purpose....................................................................16


                  (xli)      Employees...........................................................................17

                  (xlii)     Registrar & Transfer Agent..........................................................17

                  (xliii)    Form of Common Shares...............................................................17

                  (xliv)     Stamp Tax...........................................................................17

         (b)      Officer's Certificates.........................................................................17

SECTION 2.                   Sale and Delivery to Underwriters; Closing..........................................17

         (a)      Initial Securities.............................................................................17

         (b)      Option Securities..............................................................................17

         (c)      Payment........................................................................................18

         (d)      Denominations; Registration....................................................................18

         (e)      Sub-underwriter Notification...................................................................19

SECTION 3.                   Covenants of the Company............................................................19

         (a)      Compliance with Securities Regulations and Commission Requests.................................19

         (b)      PREP Procedures................................................................................20

         (c)      Filing of Amendments...........................................................................20

         (d)      Delivery of Filed Documents....................................................................20

         (e)      Delivery of Prospectuses.......................................................................20

         (f)      Continued Compliance with Securities Laws......................................................20

         (g)      "Blue Sky" Qualifications......................................................................21

         (h)      Rule 158.......................................................................................21

         (i)      Use of Proceeds................................................................................21

         (j)      Restriction on Sale of Securities..............................................................21

         (k)      Listing........................................................................................22

         (l)      Reporting Requirements.........................................................................22

         (m)      Compliance with NASD Rules.....................................................................22

         (n)      Controls and Procedures........................................................................22

         (o)      U.S. Sarbanes-Oxley Act........................................................................23

         (p)      Translation Opinions...........................................................................23

         (q)      Translation Opinions -- Financial Statements...................................................23

         (r)      Lock-Up Agreements.............................................................................23

SECTION 4.                   Payment of Expenses.................................................................23

         (a)      Expenses.......................................................................................23

         (b)      Termination of Agreement.......................................................................24

SECTION 5.                   Conditions of Underwriters' Obligations.............................................24

         (a)      Effectiveness of Registration Statement and Receipt of Mutual Reliance
                    Review System Decision Document..............................................................24

         (b)      Opinion of Canadian Counsel for Company........................................................25

         (c)      Opinion of U.S. Counsel for Company............................................................25

         (d)      Opinion of Swiss Counsel for Company...........................................................25

         (e)      Opinion of Special Regulatory Counsel for Company..............................................25

         (f)      Opinion of Special Intellectual Property Counsel for Company...................................25

         (g)      Opinion of U.S. Counsel for Underwriters and the Sub-underwriter...............................26

         (h)      Opinion of Canadian Counsel for Underwriters and the Sub-underwriter...........................26

         (i)      Officers' Certificate..........................................................................26

         (j)      Accountant's Comfort Letter....................................................................26

         (k)      Bring-down Comfort Letter......................................................................27



         (l)      No Objection...................................................................................27

         (m)      Lock-up Agreements.............................................................................27

         (n)      Approval of Listing............................................................................27

         (o)      Conditions to Purchase of Option Securities....................................................27

                  (i)        Opinion of Canadian Counsel for Company.............................................27

                  (ii)       Opinion of U.S. Counsel for Company.................................................27

                  (iii)      Opinion of Swiss Counsel for Company................................................27

                  (iv)       Opinion of Special Regulatory Counsel for Company...................................27

                  (v)        Opinion of Special Intellectual Property Counsel for Company........................28

                  (vi)       Opinion of U.S. Counsel for Underwriters and the Sub-underwriter....................28

                  (vii)      Opinion of Canadian Counsel for Underwriters and the Sub-underwriter................28

                  (viii)     Officer's Certificate...............................................................28

                  (ix)       Bring-down Comfort Letter...........................................................28

         (p)      Additional Documents...........................................................................28

         (q)      Termination of Agreement.......................................................................28

SECTION 6.                   Indemnification.....................................................................29

         (a)      Indemnification of Underwriters and the Sub-underwriter........................................29

         (b)      Indemnification of Company, Directors and Officers.............................................30

         (c)      Actions against Parties; Notification..........................................................30

         (d)      Settlement without Consent if Failure to Reimburse.............................................31

         (e)      Indemnification for Reserved Securities........................................................31

SECTION 7.                   Contribution........................................................................31

SECTION 8.                   Representations, Warranties and Agreements to Survive Delivery......................33

SECTION 9.                   Termination of Agreement............................................................33

         (a)      Termination; General...........................................................................33

         (b)      Liabilities....................................................................................34

SECTION 10.                  Default by One or More of the Underwriters..........................................34

SECTION 11.                  Agent for Service; Submission to Jurisdiction; Waiver of Immunities.................34

SECTION 12.                  Notices.............................................................................35

SECTION 13.                  Parties.............................................................................35

SECTION 14.                  GOVERNING LAW AND TIME..............................................................35

SECTION 15.                  Effect of Headings..................................................................36

SECTION 16.                  Counterparts........................................................................36

SECTION 17.                  Judgment Currency...................................................................36



         SCHEDULES
                  Schedule  A - List of Underwriters......................................................  Sch A-1
                  Schedule  B - Pricing Information.......................................................  Sch B-1
                  Schedule  C - List of Persons and Entities Subject to Lock-up..........................   Sch C-1

         EXHIBITS
                  Exhibit  A -  Form of Opinion of Company's Canadian Counsel................................   A-1
                  Exhibit  B -  Form of Opinion of Company's U.S. Counsel ...................................   B-1
                  Exhibit  C -  Form of Opinion of Company's Swiss Counsel...................................   C-1
                  Exhibit  D -  Form of Opinion of Company's Special Regulatory Counsel......................   D-1
                  Exhibit  E -  Form of Opinion of Company's Special Intellectual Property
                   Counsel...................................................................................   E-1
                  Exhibit  F -  Form of Lock-up Letter ......................................................   F-1

                       ASPREVA PHARMACEUTICALS CORPORATION

        (continued under the British Columbia Business Corporations Act)



                                   Common Shares



                               PURCHASE AGREEMENT

                                                                  March  , 2005

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
     as Representatives of the several Underwriters
c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
     World Financial Center, North Tower
     250 Vesey Street, 6th Floor
     New York, NY 10281-1209

Ladies and Gentlemen:

         Aspreva Pharmaceuticals Corporation, a company continued under the British Columbia Business Corporations Act (the "Company") confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch is acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Common Shares, without par value, of the Company ("Common Shares") set forth in said Schedule A and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option
described in Section 2(b) hereof to purchase all or any part of     additional
Common Shares to cover over-allotments, if any. The aforesaid     Common Shares
(the "Initial Securities") to be purchased by the Underwriters and all or any
part of the     Common Shares subject to the option described in Section 2(b)
hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

         The Company understands that the Underwriters propose to make a public offering of the Securities in the United States and in each of the provinces of Canada upon the terms set forth in the U.S. Prospectus (as defined below) and the Canadian Prospectus (as defined below), respectively, as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

         The Company and the Underwriters agree that up to _______ shares of the Securities to be purchased by the Underwriters (the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having business relationships with the Company (the "Invitees"), as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by Invitees by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

         The Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form F-1 (No. 333-122234), as amended, including the related preliminary prospectus or prospectuses, covering the registration of the Securities under the U.S. Securities Act of 1933, as amended (the "1933 Act"). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus used in the United States before such registration statement became effective, and any prospectus that omitted the Rule 430A Information, that was used in the United States after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "U.S. preliminary prospectus." Such registration statement, including the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "U.S. Prospectus." For purposes of this Agreement, all references to the Registration Statement, any U.S. preliminary prospectus, the U.S. Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         The Company has prepared and filed with the British Columbia Securities Commission in the province of British Columbia (the "Reviewing Authority") and with the securities regulatory authorities (the "Qualifying Authorities") in each of the other provinces of Canada (the "Qualifying Provinces") a preliminary PREP prospectus relating to the Securities (in the English and French languages, as applicable, the "Preliminary PREP Prospectus"), an amended and restated preliminary PREP prospectus relating to the Securities (in the English and French languages, as applicable, the "Amended Preliminary PREP Prospectus") and a second amended and restated preliminary PREP prospectus relating to the Securities (in the English and French languages, as applicable, the "Second Amended Preliminary PREP Prospectus"). The Company has filed the Preliminary PREP Prospectus, the Amended Preliminary PREP Prospectus and the Second Amended Preliminary PREP Prospectus with the Reviewing Authority and the Qualifying Authorities pursuant to National Policy 43-201 - Mutual Reliance Review System for Prospectuses and Annual Information Forms and its related memorandum of understanding, and the Reviewing Authority is acting as principal regulator. The Company has also filed the Preliminary PREP Prospectus, the Amended Preliminary PREP Prospectus and the Second Amended Preliminary PREP Prospectus with the Reviewing Authority and the Qualifying Authorities pursuant to National Instrument 44-103 - Post-Receipt Pricing (the "PREP Procedures"). The Reviewing Authority has issued a preliminary Mutual Reliance Review System Decision Document for the Preliminary PREP Prospectus, the Amended Preliminary PREP Prospectus and the Second Amended Preliminary PREP Prospectus.

         In addition, the Company (A) has prepared and filed with the Reviewing Authority and the Qualifying Authorities, a final PREP prospectus relating to the Securities (in the English and French languages, as applicable, the "Base PREP Prospectus") which omits the PREP Information (as hereinafter defined) in accordance with the PREP Procedures, and (B) will prepare and file, promptly after the execution and delivery of this Agreement, with the Reviewing Authority and the Qualifying Authorities, in accordance with the PREP Procedures, a supplemented PREP prospectus setting forth the PREP Information (in the English and French languages, as applicable, the "Supplemented PREP Prospectus"). The information included in the Supplemented PREP Prospectus that is omitted from the Base PREP Prospectus and which is deemed under the PREP Procedures to be incorporated by reference in the Base PREP Prospectus as of the date of the Supplemented PREP Prospectus is referred to herein as the "PREP Information".

         The Preliminary PREP Prospectus, the Amended Preliminary PREP Prospectus, the Second Amended Preliminary PREP Prospectus and the Base PREP Prospectus are herein collectively called the "Canadian Preliminary Prospectus". The Base PREP Prospectus for which a final Mutual Reliance Review System Decision Document has been received from the Reviewing Authority on behalf of itself and the Qualifying Authorities, including the PREP information incorporated by reference therein, is herein referred to as the "Canadian Prospectus", except that, if, after the execution of this Agreement, a Supplemented PREP Prospectus containing the PREP Information is thereafter filed with the Reviewing Authority and the Qualifying Authorities, the term "Canadian Prospectus" shall refer to such Supplemented PREP Prospectus. Canadian securities laws (the "Canadian Securities Laws") means, collectively, the applicable securities laws of each of British Columbia and the Qualifying Provinces and the respective regulations and rules made under those securities laws together with all applicable policy statements, blanket orders and rulings of the Reviewing Authority and the Qualifying Authorities, as applicable, and the securities legislation and policies of each other relevant jurisdiction.

         The Company understands that a portion of the Securities may be offered and sold in a public offering in the Province of British Columbia and the Qualifying Provinces conducted through Merrill Lynch Canada Inc. (the "Sub-underwriter"), an affiliate of Merrill Lynch, pursuant to the Canadian Prospectus. The Sub-underwriter, subject to the terms and conditions set forth herein, agrees and covenants with the Company to use reasonable efforts to sell the Securities in the Province of British Columbia and the Qualifying Provinces. Any Securities so sold will be purchased by the Sub-underwriter from Merrill Lynch at the Closing Time at a price equal to the purchase price as set forth in Schedule B hereto or such purchase price less an amount to be mutually agreed upon by the Sub-underwriter and Merrill Lynch, which amount shall not be greater than the underwriting commission as set forth in Schedule B hereto.

         SECTION 1. Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter and the Sub-underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter and the Sub-underwriter, as follows:

                  (i) Compliance with Registration Requirements. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. A final Mutual Reliance Review System Decision Document has been received from the Reviewing Authority on behalf of itself and the Qualifying Authorities in respect of the Base PREP Prospectus and no order suspending the distribution of the Securities has been issued by the Reviewing Authority or any of the Qualifying Authorities.

                  At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective under the 1933 Act and at all times subsequent thereto up to and including the Closing Time (as defined in Section 2(c)) (and if any Option Securities are purchased, at the Date of Delivery): (A) the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; (B) the Canadian Prospectus complied and will comply in all material respects with the Canadian Securities Laws applicable in the Province of British Columbia as interpreted and applied by the Reviewing Authority (including the PREP Procedures) and the Canadian Securities Laws applicable in the Qualifying Provinces; (C) neither the Registration Statement, the Rule 462(b) Registration Statement nor any amendment or supplement thereto contained or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (D) the U.S. Prospectus, any U.S. Preliminary Prospectuses and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of jurisdictions outside the United States and Canada in which the U.S. Prospectus and such U.S. Preliminary Prospectuses, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities; and (E) the Canadian Prospectus and any amendments or supplements thereto constituted and will constitute full, true and plain disclosure of all material facts relating to the Company and the Securities, and each of the U.S. Prospectus, the Canadian Prospectus, and any amendments or supplements thereto, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary contained in this subsection, the representations and warranties contained in this subsection do not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through Merrill Lynch or the Sub-underwriter expressly for use in the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or any amendment or supplement thereto.

                  Each U.S. Preliminary Prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto complied when so filed in all material respects with the 1933 Act Regulations and each U.S. Preliminary Prospectus and the U.S. Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) Independent Accountants. The accountants who audited the consolidated financial statements included in the U.S. Prospectus and the Canadian Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations and are independent with respect to the Company within the meaning of the British Columbia Business Corporations Act and applicable Canadian Securities Laws, and, to the Company's knowledge, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulation promulgated thereunder (collectively, the "Sarbanes-Oxley Act") with respect to the Company.

                  (iii) Financial Statements. The consolidated financial statements included in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus, together with the related notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statements of operations and shareholders' deficiency and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP") applied on a consistent basis throughout the periods presented. The selected consolidated financial data and the summary consolidated financial data included in the U.S. Prospectus and the Canadian Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the U.S. Prospectus and the Canadian Prospectus.

                  (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any development that would be reasonably expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (C) there is no transaction that is likely to be entered into by the Company that would be required to be disclosed in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus, (D) the Company has no material contingent obligations that are not disclosed in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus, and (E) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital.

                  (v) Good Standing of the Company. The Company is a corporation duly continued, validly existing and in good standing under the laws of the Province of British Columbia and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the U.S. Prospectus and the Canadian Prospectus; and the Company is not required to be duly qualified or registered to transact business in any other jurisdiction in which it carries on business, except where the failure so to qualify or register would not result in a Material Adverse Effect. The only subsidiaries of the Company are Aspreva Pharmaceuticals SA and Aspreva Pharmaceuticals, Inc. Each subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the U.S. Prospectus and the Canadian Prospectus; and each subsidiary of the Company is duly qualified or registered as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification or registration is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or register would not result in a Material Adverse Effect.

                  (vi) Capitalization. The authorized, issued and outstanding share capital of the Company is as set forth in the U.S. Prospectus and the Canadian Prospectus under the caption "Description of Capital Stock" and in the column entitled "Actual" under the caption "Capitalization" (except for any subsequent issuances pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the U.S. Prospectus and the Canadian Prospectus or pursuant to the exercise of convertible securities or options referred to in the U.S. Prospectus and the Canadian Prospectus). All of the issued and outstanding shares in the capital of the Company have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with all U.S. securities laws and Canadian Securities Laws; none of the outstanding shares in the capital of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company or any other person. Except as disclosed in the U.S. Prospectus and the Canadian Prospectus, the Company does not have any options or warrants to purchase, or, except pursuant to rights that terminate at the Closing Time and do not apply to the issuance of the Securities, any pre-emptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, any of its share capital or any such options, rights, convertible securities or obligations except for options granted subsequent to the date of the information provided in the U.S. Prospectus and the Canadian Prospectus pursuant to the Company's employee stock option plan disclosed in the U.S. Prospectus and the Canadian Prospectus. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted thereunder, as set forth in the U.S. Prospectus and the Canadian Prospectus, accurately and fairly presents the information required under the 1933 Act and the 1933 Act Regulations or the Canadian Securities Laws to be disclosed with respect to such plans, arrangements, options and rights. Except as disclosed in the U.S. Prospectus and the Canadian Prospectus, to the knowledge of the Company, there are no agreements, arrangements or understandings among or between any shareholder of the Company with respect to the Company or the voting or disposition of the Company's capital stock that will survive the sale of the Securities pursuant to this Agreement. All of the issued and outstanding shares in the capital of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and non-assessable and, except for three shares in the capital of Aspreva Pharmaceuticals SA and except as described in the U.S. Prospectus and the Canadian Prospectus, are owned by the Company directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; one share in the capital of Aspreva Pharmaceuticals SA is registered in the name of each of Pierce Comte, Richard Glickman and Kalust Zurik, which shares are beneficially owned by the Company; none of the outstanding shares in the capital of each subsidiary of the Company was issued in violation of the preemptive or other similar rights of any securityholder of such subsidiary or any other person. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the U.S. Prospectus and the Canadian Prospectus.

                  (vii) Authorization of Agreement. The Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement has been duly authorized, executed and delivered by the Company.

                  (viii) Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Shares, including without limitation the associated share purchase rights under the Company's Stockholder Rights Plan, conform to the description relating thereto contained in the U.S. Prospectus and the Canadian Prospectus and such description conforms to the rights set forth in the instruments defining the same; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company or any other person.

                  (ix) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its Articles or Notice of Articles or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the U.S. Prospectus and the Canadian Prospectus (including the authorization, issuance, sale and delivery of the Securities and the use of the proceeds from the sale of the Securities as described in the U.S. Prospectus and the Canadian Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults, Repayment Events or liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation or conflict with the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  (x) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                  (xi) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the U.S. Prospectus or the Canadian Prospectus, or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the U.S. Prospectus or the Canadian Prospectus, including ordinary routine litigation incidental to the business of the Company, would not reasonably be expected to result in a Material Adverse Effect.

                  (xii) Absence of Rulemaking or Similar Proceedings. There are no rulemaking or similar proceedings before the U.S. Food and Drug Administration ("FDA"), the Department of Health and Human Services, the Centers for Medicare and Medicaid Services or any other federal, state, local or governmental bodies having authority over the Company's activities (each a "Governmental Authority"), published in the Federal Register or otherwise known to the Company, which would reasonably be expected to have a Material Adverse Effect.

                  (xiii) Accuracy of Exhibits. There are no statutes, regulations, contracts or documents which are required to be described in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xiv) Possession of Intellectual Property. The Company and its subsidiaries own, or have licensed, or has the right to employ, all Intellectual Property necessary for the conduct of the Company's business as now conducted or as proposed in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus to be conducted except as such failure to own, license or have such rights would not reasonably be expected to have a Material Adverse Effect. Except as set forth in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus under the captions "Business -- Intellectual Property" and "Business -- Third Party Contracts", (i) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not reasonably be expected to have a Material Adverse Effect; (ii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim, except as such pending or threatened actions, suits, proceedings or claims would not reasonably be expected to have a Material Adverse Effect; (iii) the Intellectual Property owned by the Company and to the knowledge of the Company, the Intellectual Property licensed to the Company have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim, except as such pending or threatened actions, suits, proceedings or claims would not reasonably be expected to have a Material Adverse Effect; (iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, the

         Company has not received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim, except as such infringement, misappropriation or violation would not reasonably be expected to have a Material Adverse Effect; and (v) to the Company's knowledge, no employee of the Company is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee's employment with the Company or actions undertaken by the employee while employed with the Company, except as such violation would not reasonably be expected to have a Material Adverse Effect. The CellCept Collaboration and Promotion Agreement (the "Roche Agreement") by and among Aspreva Pharmaceuticals S.A., Hoffmann-La Roche Inc. and F. Hoffmann-La Roche Ltd. (Hoffmann-La Roche Inc. and F. Hoffmann-La Roche Ltd. collectively, "Roche"), as amended to date, has been duly executed and delivered by Aspreva Pharmaceuticals S.A. and Roche, and the Roche Agreement, as amended to date, constitutes a legally valid and binding obligation of Roche, enforceable against Roche in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the rights or remedies of creditors, and the effects of general principles of equity, whether considered in a proceeding in equity or at law. "Intellectual Property" shall mean all patents, patent rights, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures. Each of the current employees of the Company, including for greater certainty each of the officers of the Company, has entered into an agreement with the Company assigning to the Company all Intellectual Property (including moral rights) to which such employee may have a claim that were created during the term of employment of the employee, and each current employee of the Company, including for greater certainty each of the officers of the Company, has entered into an appropriate confidentiality agreement with the Company.

                  (xv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (A) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws, (B) such as have been obtained under the laws and regulations of jurisdictions outside the United States and Canada in which the Reserved Securities are offered and (C) such as have been obtained, or as may be required, under the Canadian Securities Laws.

                  (xvi) Possession of Licenses and Permits. Except in each case as would not individually or in an aggregate be reasonably expected to have a Material Adverse Effect, (A) the Company and its subsidiaries possess such permits, certificates, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, provincial, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; (B) the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses; (C) all of the Governmental Licenses are valid and in full force and effect; and (D) neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

                  (xvii) Regulatory Authorities. Except as described in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus, the Company: (i) is and at all times has been in full compliance with all statutes, rules, regulations, ordinances, orders, decrees and guidances applicable to the ownership, testing, development, manufacture, packaging, processing, recordkeeping, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by or for the Company ("Applicable Laws"), except where the failure to so comply would not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect; (ii) has not received any U.S. FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. FDA or any other Governmental Authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws ("Authorizations"), except such U.S. FDA Forms 483, notices, letters or other correspondence of violation as would not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect;
         (iii) possesses all Authorizations required for the conduct of its business, and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations, except where the failure to possess such Authorization or the violation of such Authorization would not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect; (iv) has not received notice of any pending or threatened claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Authority or third party alleging that any company operation or activity is in violation of any material Applicable Laws or Authorizations and has no knowledge or reason to believe that any such Governmental Authority or third party is considering any such claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action; (v) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge or reason to believe that any such Governmental Authority is considering such action; (vi) has, or has had on its behalf, filed, declared, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations, except where the failure to so file, declare, obtain, maintain or submit would not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, warning, "dear doctor" letter, investigator notice, or other notice or action relating to an alleged lack of safety or efficacy of any product or product candidate, any alleged product defect, or violation of any material Applicable Laws or Authorizations; the Company is not aware of any facts that would cause the Company to initiate any such notice or action; and the Company does not have any knowledge or reason to believe that any Governmental Authority or third party intends to initiate any such notice or action. The clinical trials conducted by or on behalf of the Company that are described in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus were and, if still pending, are being conducted in all material respects in compliance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and applicable local, state and federal laws, rules, regulations and guidances, including, but not limited to, the U.S. federal Food, Drug and Cosmetic Act and implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312. The descriptions of the studies, tests and preclinical and clinical trials, including the related results and regulatory status, contained in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus are accurate and complete in all material respects. The Company is not aware of any studies, tests or trials the results of which reasonably call into question in any material respect the clinical trial results described or referred to in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus, when viewed in the context in which such results are described and the clinical state of development. Except as described in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus, the Company has not received any notices, correspondence or other communication from the U.S. FDA, an Institutional Review Board, or other governmental agency or non-governmental authority requiring or recommending the termination, suspension or material modification of any clinical trials conducted by, or on behalf of, the Company or in which the Company has participated.

                  (xviii) Compliance with Health Care Laws. Without limiting the generality of clause (xvii) above and except as described in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus, neither the Company or any subsidiary, nor the Company's or any subsidiary's business operations is in violation of any Health Care Laws, except where the failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect. For purposes of this Agreement, "Health Care Laws" means: (i) the U.S. federal Food, Drug and Cosmetic Act, and the regulations promulgated thereunder; (ii) all U.S and Canadian federal, state and provincial fraud and abuse laws, including, without limitation, the U.S. federal Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the U.S. Stark Law (42 U.S.C.
         Section 1395nn), the U.S. civil False Claims Act (31 U.S.C. Section 3729 et seq.), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code and the regulations promulgated pursuant to such statutes;
         (iii) the U.S. Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder; (iv) the U.S. Controlled Substances Act; (v) Titles XVIII and XIX of the U.S. Social Security Act and the regulations promulgated thereunder; (vi) the U.S. Medicare Prescription Drug, Improvement, and Modernization Act of 2003 and the regulations promulgated thereunder; (vii) quality, safety and accreditation standards and requirements of all applicable state and provincial laws or regulatory bodies; and (viii) any and all other applicable health care laws, regulations, manual provisions, policies and administrative guidance, each of (i) through (viii) as may be amended from time to time.

                  (xix) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the U.S. Prospectus and the Canadian Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the U.S. Prospectus and the Canadian Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased, premises under any such lease or sublease.

                  (xx) U.S. Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the U.S. Prospectus and the Canadian Prospectus will not be, an "investment company" as such term is defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxi) Environmental Laws. Except as described in the U.S. Prospectus and the Canadian Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, provincial, state, local, municipal or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or civil law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Laws against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxii) No Stabilization or Manipulation. Neither the Company nor, to its knowledge, any of its officers, directors or affiliates, has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

                  (xxiii) Registration Rights. There are no persons with registration rights or other similar rights to have any securities of the Company registered or qualified for distribution pursuant to the Registration Statement, the Canadian Prospectus or otherwise registered by the Company under the 1933 Act or qualified for distribution under any Canadian provincial securities legislation that have not been validly waived with respect to the filing of the Registration Statement and the Canadian Prospectus, and the offering of the Securities.

                  (xxiv) Other Reports and Information. There are no reports or information that in accordance with the requirements of the Reviewing Authority or the Qualifying Authorities must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required, and there are no documents required to be filed with the Reviewing Authority or the Qualifying Authorities in connection with the Canadian Prospectus that have not been filed as required.

                  (xxv) Taxes. The Company and its subsidiaries have filed all necessary United States, Canadian and foreign federal, state, provincial and local income, payroll, franchise, property, ad valorem, estimated and other tax returns and have paid all taxes shown as due thereon or with respect to any of their properties or any transactions to which they are a party in all material aspects, and there is no tax deficiency that has been, or is likely to be, asserted against the Company or any of its subsidiaries or any of their properties or assets that would result in a Material Adverse Effect. There are no liens for taxes (other than for taxes not yet due and payable) on any of the assets or properties of the Company, other than liens that would not result in a Material Adverse Effect. There are no pending or, to the knowledge of the Company, threatened audits, investigations, disputes or claims for or relating to taxes.

                  (xxvi) Employee Benefit Plans. Each employee benefit plan, within the meaning of Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "U.S. Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the U.S. Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the U.S. Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the U.S. Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

                  (xxvii) Insurance. Except as disclosed in the U.S. Prospectus and the Canadian Prospectus, the Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they engage; the Company has no reason to believe that it and its subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect.

                  (xxviii) Compliance with Laws. The Company and its subsidiaries are in compliance with, and conduct their businesses in conformity with, all applicable U.S. and Canadian federal, state, provincial, local and foreign laws, rules and regulations and all applicable ordinances, judgments, decrees, orders, units and injunctions of any court or governmental agency or body, except where the failure to so comply would not reasonably be expected to result in a Material Adverse Effect.

                  (xxix) U.S. Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (xxx) Internal Accounting Controls. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxxi) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiary, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared and (ii) are effective in all material respects to perform the functions for which they were established.

                  (xxxii) No Broker. Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

                  (xxxiii) Principal Stockholders. To the knowledge of the Company, after due inquiry, except as disclosed in the U.S. Prospectus and the Canadian Prospectus, none of the directors or officers or shareholders of the Company listed under "Principal Stockholders" in the U.S. Prospectus and the Canadian Prospectus is or has ever been subject to prior criminal or bankruptcy proceedings(within the preceding ten years) in the United States, Canada or elsewhere.

                  (xxxiv) Non-Arm's Length Transactions. To the knowledge of the Company, after due inquiry, except as disclosed in the U.S. Prospectus and the Canadian Prospectus, neither the Company nor any subsidiary is a party to any contract, agreement or understanding with any officer, director, employee or any other person not dealing at arm's length with the Company or any subsidiary which is required to be disclosed by the 1933 Act or applicable securities legislation of the Province of British Columbia or the Qualifying Provinces.

                  (xxxv) U.S. Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any applicable provision of the U.S. Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including without limitation
         Section 402 related to loans.

                  (xxxvi) Statistical and Market Data. The statistical and market related data and the report, study and clinical trial derived data included in the U.S. Prospectus and the Canadian Prospectus are based on or derived from sources the Company believes are reliable and accurate and statements made which are based on the Company's belief are statements which the Company believes in good faith to be accurate.

                  (xxxvii) French Language Documents. The French language version of each of the Canadian Preliminary Prospectus, the Base PREP Prospectus and the Supplemented PREP Prospectus, together with each document incorporated therein by reference, including the financial statements and other financial data contained therein, is in all material respects a complete and proper translation of the English language versions thereof.

                  (xxxviii) Not Foreign Property. The Company's Common Shares are not "foreign property" for purposes of the Income Tax Act (Canada).

                  (xxxix) Office. The Company maintains an office in Canada.

                  (xl) Business Purpose. The purpose of the business of the Company is not to derive income from, or to derive profits from the disposition of shares, interests in trusts, indebtedness, annuities, commodities, commodities futures, currency, real property, interests in funds or entities other than corporations, partnerships and trusts, interests or options in respect of property described above or any combination of properties described above.

                  (xli) Employees. The Company employs in Canada more than five employees full time in the active conduct of the business of the Company.

                  (xlii) Registrar & Transfer Agent. Computershare Investor Services Inc. has been duly appointed as the registrar and transfer agent for the Common Shares in Canada at its offices in Vancouver, British Columbia and Toronto, Ontario, and Computershare Trust Company, Inc., has been duly appointed as the registrar and transfer agent for the Common Shares in the United States at its offices in Golden, Colorado.

                  (xliii) Form of Common Shares. The definitive form of certificate representing the Common Shares has been duly approved and adopted by the Company and conforms to the requirements, if any, of the British Columbia Business Corporations Act, the Toronto Stock Exchange (the "TSX"), and the governing documents of the Company.

                  (xliv) Stamp Tax. No transfer taxes, stamp duty, registration or documentary taxes, duties or similar charges are payable under the laws of Canada or any political subdivision thereof, required to be paid in connection with the creation, issuance, sale and delivery to the Underwriters of the Securities or the authorization, execution, delivery and performance of this Agreement or the resale of Securities by an Underwriter to U.S. or Canadian residents.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company delivered to the Representatives or to counsel for the Underwriters and the Sub-Underwriter shall be deemed a representation and warranty by the Company to each Underwriter and the Sub-underwriter as to the matters covered thereby.

SECTION 2.        Sale and Delivery to Underwriters; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set
forth, the Company agrees to sell       Initial Securities to the Underwriters,
and each Underwriter, severally and not jointly, agrees to purchase from the Company at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally
and not jointly, to purchase up to an additional        Common Shares at the
price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, California, or at such other place as shall be agreed upon by the Representatives and the Company, at 8:30 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern Time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

         Payment shall be made to the Company by wire transfer of immediately available (same day) funds to the bank account designated by the Company not less than 24 hours prior to the Closing Time or relevant Date of Delivery, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Payment to the Company with respect to Securities the Underwriters have sold or expect to sell in the United States and any other jurisdiction outside Canada shall be made in U.S. dollars and payment to the Company with respect to Securities the Underwriters have sold or expect to sell in Canada shall be made in Canadian dollars, as set forth in Schedule B hereto. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time, or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The Initial Securities and the Option

Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         (e) Sub-underwriter Notification. The Sub-underwriter shall notify Merrill Lynch at least 48 hours prior to the Closing Time (or Time of Delivery, as applicable) of the number of the Securities to be sold by the Sub-underwriter in the Province of British Columbia and the Qualifying Provinces and, subject to the completion of the purchase of the Securities by Merrill Lynch hereunder, Merrill Lynch agrees to sell to the Sub-underwriter, and the Sub-underwriter agrees to purchase from Merrill Lynch, at a price equal to the purchase price set forth in Schedule B hereto or at such purchase price less an amount to be mutually agreed upon by the Sub-underwriter and Merrill Lynch, which amount shall not be greater than the underwriting commission as set forth in Schedule B hereto, such number of the Securities at the Closing Time (or Time of Delivery as applicable).

         SECTION 3. Covenants of the Company. The Company covenants with each Underwriter and the Sub-underwriter as follows:

         (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and the PREP Procedures; and will notify the Underwriters and the Sub-underwriter promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall have been filed with the Commission or shall have become effective, and when any supplement to the U.S. Prospectus or the Canadian Prospectus or any amended U.S. Prospectus or Canadian Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, the Reviewing Authority or any Qualifying Authority, (iii) of any request by the Commission to amend the Registration Statement or to amend or supplement the U.S. Prospectus or for additional information or of any request by the Reviewing Authority to amend or supplement the Base PREP Prospectus or the Canadian Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose, and (v) of the issuance by the Reviewing Authority, any Qualifying Authority or any stock exchange of any order having the effect of ceasing or suspending the distribution of the Securities or the trading in the securities of the Company, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use or such order ceasing or suspending the distribution of the Securities or the trading in the Securities of the Company and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

         (b) PREP Procedures. The Company will take such steps as it deems necessary to ascertain promptly whether the form of Supplemented PREP Prospectus was received for filing by the Reviewing Authority and the Qualifying Authorities and, in the event that any such prospectuses were not received for filing, it will promptly file any such prospectus not then received for filing.

         (c) Filing of Amendments. The Company will not at any time file or make any amendment to the Registration Statement, any amendment or supplement to the Base PREP Prospectus, or any amendment or supplement to any prospectus included in the Registration Statement at the time it becomes effective, the U.S. Supplemented Prospectus or the Supplemented PREP Prospectus, of which the Representatives shall not have previously been advised and furnished a copy a reasonable time prior to such filing or amendment or to which the Representatives or counsel to the Representatives shall have objected.

         (d) Delivery of Filed Documents. The Company has furnished or will deliver to each of the Representatives, the Sub-underwriter and counsel to the Representatives, without charge, a copy of the Canadian Preliminary Prospectus, the Base PREP Prospectus, the Canadian Prospectus, and any amendments or supplements thereto, approved, signed and certified as required by the securities laws of the Province of British Columbia and the Qualifying Provinces and signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) Delivery of Prospectuses. The Company has delivered to each Underwriter and the Sub-underwriter, without charge, as many copies of each U.S. Preliminary Prospectus and Canadian Preliminary Prospectus as such Underwriter and the Sub-underwriter have reasonably requested, and the Company hereby consents to the use of such copies for the purposes permitted by the 1933 Act and applicable Canadian Securities Laws. The Company will deliver to each Underwriter and the Sub-underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the 1934 Act and during the period when the Canadian Prospectus is required to be delivered under applicable Canadian Securities Laws, but no later than the first business day after the date hereof, such number of copies of the U.S. Prospectus and Canadian Prospectus, respectively (each as supplemented or amended) as such Underwriter and the Sub-underwriter may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (f) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the Canadian Securities Laws so as to permit the completion of the distribution of the securities as contemplated in this Agreement and in the U.S. Prospectus and the Canadian Prospectus. If at any time when a prospectus is required by the 1933 Act or applicable Canadian Securities Laws to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or the Sub-underwriter or for the Company, acting reasonably, to amend the Registration Statement or amend or supplement the U.S. Prospectus or the Canadian Prospectus in order that the U.S. Prospectus or the Canadian Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, acting reasonably, at any such time to amend the Registration Statement or amend or supplement the U.S. Prospectus or the Canadian Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations or the Canadian Securities Laws, the Company will promptly prepare and file with the Commission and with the Reviewing Authority and the Qualifying Authorities, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the U.S. Prospectus or the Canadian Prospectus comply with such requirements, and the Company will furnish to the Underwriters and the Sub-underwriter such number of copies of such amendment or supplement as the Underwriters and the Sub-underwriter may reasonably request.

         (g) "Blue Sky" Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

         (h) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act and the regulations thereunder.

         (i) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the U.S. Prospectus and the Canadian Prospectus under "Use of Proceeds".

         (j) Restriction on Sale of Securities. During a period of 180 days from the date of the U.S. Prospectus and the Canadian Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder,
(B) any Common Shares issued, or options to purchase Common Shares granted, pursuant to existing employee plans of the Company referred to in the U.S. Prospectus and the Canadian Prospectus, or (C) any Common Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the U.S. Prospectus and the Canadian Prospectus. Notwithstanding the foregoing, if (x) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or
(y) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

         (k) Listing. The Company has obtained the conditional approval of the TSX for the listing of the Securities on the TSX and will use its best efforts to satisfy any requirements of the TSX to the listing thereof within the time specified in such approval. The Company has obtained the approval (subject to notice of issuance) of The NASDAQ Stock Market to quote the Securities and will use its best efforts to effect, and commercially reasonable efforts to maintain, the quotation of the Securities on the NASDAQ National Market.

         (l) Reporting Requirements. The Company, during the period when the U.S. Prospectus or the Canadian Prospectus is required to be delivered under the 1933 Act or under applicable Canadian Securities Laws, will file all documents required to be filed by the Company with (i) the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder, and (ii) with the Province of British Columbia and the Qualifying Provinces in accordance with applicable Canadian Securities Laws.

         (m) Compliance with NASD Rules. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the U.S. National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

         (n) Controls and Procedures. During a period of at least one year from the date of this Agreement, the Company and its subsidiaries will maintain such disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiary, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared and (ii) are effective in all material respects to perform the functions for which they were established.

         (o) U.S. Sarbanes-Oxley Act. During a period of at least one year from the date of this Agreement, the Company and its subsidiaries will comply with all effective applicable provisions of the U.S. Sarbanes-Oxley Act.

         (p) Translation Opinions. The Company shall cause Osler Hoskin & Harcourt LLP to deliver to the Underwriters and the Sub-underwriter opinions, dated the date of the filing of the French language versions of each of the Base PREP Prospectus and the Supplemented PREP Prospectus, to the effect that the French language version of each such prospectus (other than the financial statements and other financial data contained therein or omitted therefrom), is in all material respects a complete and proper translation of the English language versions thereof. The Company shall cause Osler Hoskin & Harcourt LLP to deliver to the Underwriters and the Sub-underwriter similar opinions as to the French language translation of any information contained in any amendments or supplements to the Base PREP Prospectus or the Supplemented PREP Prospectus, in form and substance satisfactory to the Underwriters and the Sub-underwriter, prior to the filing thereof with the Reviewing Authority.

         (q) Translation Opinions--Financial Statements. The Company shall cause Ernst & Young LLP to deliver to the Underwriters and the Sub-underwriter opinions, dated the date of the filing of the French language versions of each of the Base PREP Prospectus and the Supplemented PREP Prospectus, to the effect that the financial statements and other financial data contained in the French language version of each such prospectus is in all material respects a complete and proper translation of the English language versions thereof. The Company shall cause Ernst & Young LLP to deliver to the Underwriters and the Sub-underwriter similar opinions as to the French language translation of any information contained in any amendments or supplements to the Base PREP Prospectus or the Supplemented PREP Prospectus, in form and substance satisfactory to the Underwriters and the Sub-underwriter, prior to the filing thereof with the Reviewing Authority.

         (r) Lock-Up Agreements. The Company will use its best efforts to ensure that those persons listed in Schedule C hereto comply with the conditions contained in the agreements signed by such persons substantially in the form of Exhibit F hereto.

         SECTION 4.        Payment of Expenses.

         (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) and of each amendment thereto, the U.S Preliminary Prospectuses, the Canadian Preliminary Prospectuses, the U.S. Prospectus, the Base PREP Prospectus, the Canadian Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters and the Sub-underwriter, (ii) the preparation, printing and delivery to the Underwriters and the Sub-underwriter of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the

Underwriters and the Sub-underwriter including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the Sub-underwriter, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under applicable securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters and the Sub-underwriter of commercial copies of each preliminary prospectus, and of the U.S. Prospectus and the Canadian Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of commercial copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters and the Sub-underwriter in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the TSX and inclusion of the Securities in the NASDAQ National Market and (xi) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to Invitees. It is understood, however, that except as provided in this Section 4(a) and Section 4(b) below, the Underwriters and the Sub-underwriter will pay all of their own costs and expenses, including (without limitation) the fees of their counsel.

         (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters and the Sub-underwriter for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters and the Sub-underwriter.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of their covenants and other obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement and Receipt of Mutual Reliance Review System Decision Document. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and the Base PREP Prospectus has been filed with the Reviewing Authority and with the Qualifying Authorities and a final Mutual Reliance Review System Decision Document obtained therefor; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, no order having the effect of ceasing or suspending the distribution of the Securities or the trading in the securities of the Company or any other securities of the Company shall have been issued or proceedings therefor initiated or threatened by any securities commission, securities regulatory authority or stock exchange in the United States or Canada, and any request on the part of the Commission, the

Reviewing Authority or any Qualifying Authority for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters and the Sub-underwriter. A U.S. Prospectus containing the Rule 430A Information and a Supplemented PREP Prospectus containing the PREP Information shall have been filed, respectively, with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) and with the Reviewing Authority and with the Qualifying Authorities in accordance with the PREP Procedures.

         (b) Opinion of Canadian Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Farris, Vaughan, Wills & Murphy, Canadian counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, together with signed or reproduced copies of such opinion for each of the Underwriters and the Sub-underwriter to the effect set forth in Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the Province of British Columbia and the federal laws of Canada applicable therein, upon the opinions of counsel satisfactory to the Representatives.

         (c) Opinion of U.S. Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion dated as of the Closing Time, of Cooley Godward LLP, United States counsel for the Company, together with signed or reproduced copies of such opinion for each of the other Underwriters and the Sub-underwriter, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter to the effect set forth in Exhibit B hereto.

         (d) Opinion of Swiss Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion dated as of the Closing Time, of Pestalozzi Lachenal Patry, Swiss counsel for the Company, together with signed or reproduced copies of such opinion for each of the other Underwriters and the Sub-underwriter, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter to the effect set forth in Exhibit C hereto.

         (e) Opinion of Special Regulatory Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion dated as of the Closing Time, of Arent Fox PLLC, special regulatory counsel for the Company, together with signed or reproduced copies of such opinion for each of the other Underwriters and the Sub-underwriter, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter to the effect set forth in Exhibit D hereto.

         (f) Opinion of Special Intellectual Property Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion dated as of the Closing Time, of Morrison & Foerster LLP, special intellectual property counsel for the Company, together with signed or reproduced copies of such opinion for each of the other Underwriters and the Sub-underwriter, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter to the effect set forth in Exhibit E hereto.

         (g) Opinion of U.S. Counsel for Underwriters and the Sub-underwriter. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Latham & Watkins LLP, United States counsel for the Underwriters and the Sub-underwriter, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to the Representatives. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (h) Opinion of Canadian Counsel for Underwriters and the Sub-underwriter. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Torys LLP, Canadian counsel for the Underwriters and the Sub-underwriter, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to the Representatives. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the laws of the Province of Ontario and the federal laws of Canada applicable therein upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (i) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the U.S. Prospectus and the Canadian Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of each of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, dated as of Closing Time, to the effect that
(i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and (v) no order having the effect of ceasing or suspending the distribution of the Securities shall have been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by any securities commission or securities regulatory authority in Canada.

         (j) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP, a letter dated such date, in form and substance satisfactory to the Representatives together with signed or reproduced copies of such letter for each of the other Underwriters and the Sub-underwriter containing statements and information of the type ordinarily included in accountants' "comfort letters" to U.S. underwriters with respect to the financial statements and certain financial information contained in the U.S. Prospectus and the Canadian Prospectus.

         (k) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Ernst & Young LLP, a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section, except that the "specified date" referred to shall be a date not more than three business days prior to Closing Time.

         (l) No Objection. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (m) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form set forth in Exhibit F hereto, signed by signed by all directors and officers of the Company and all holders of the Company's equity securities or other instruments convertible into equity securities.

         (n) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the NASDAQ National Market, subject only to official notice of issuance. The TSX shall have approved the listing and posting for trading of the Securities immediately following Closing Time, subject only to official notice of issuance.

         (o) Conditions to Purchase of Option Securities. In the event that the Underwriters and the Sub-underwriter exercise their option provided in
Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                  (i) Opinion of Canadian Counsel for Company. The favorable opinion of Farris, Vaughan, Wills & Murphy, Canadian counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
         Section 5(b) hereof.

                  (ii) Opinion of U.S. Counsel for Company. The favorable opinion of Cooley Godward LLP, U.S. counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                  (iii) Opinion of Swiss Counsel for Company. The favorable opinion of Pestalozzi Lachenal Patry, Swiss counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (iv) Opinion of Special Regulatory Counsel for Company. The favorable opinion of Arent Fox PLLC, special regulatory counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, dated such Date of

         Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

                  (v) Opinion of Special Intellectual Property Counsel for Company. The favorable opinion of Morrison & Foerster LLP, special intellectual property counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

                  (vi) Opinion of U.S. Counsel for Underwriters and the Sub-underwriter. The favorable opinion of Latham & Watkins LLP, U.S. counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(g) hereof.

                  (vii) Opinion of Canadian Counsel for Underwriters and the Sub-underwriter. The favorable opinion of Torys LLP, Canadian counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(h) hereof.

                  (viii) Officer's Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 5(i) hereof remains true and correct as of such Date of Delivery.

                  (ix) Bring-down Comfort Letter. A letter from Ernst & Young LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished to the Representatives pursuant to Section 5(j) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

         (p) Additional Documents. At Closing Time, and at each Date of Delivery, counsel for the Underwriters and the Sub-underwriter shall have been furnished with such documents, including certificates as to tax matters, and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters and the Sub-underwriter.

         (q) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters and the Sub-underwriter to purchase the relevant Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6.        Indemnification.

         (a) Indemnification of Underwriters and the Sub-underwriter. The Company agrees to indemnify and hold harmless each Underwriter and the Sub-underwriter and each person, if any, who controls any Underwriter or any Sub-underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the U.S. Prospectus, the Canadian Prospectus including the PREP Information (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or arising out of any untrue statement or alleged untrue statement of a material fact included in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock (the "Marketing Materials"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

         provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the PREP Information, or any preliminary prospectus, the U.S. Prospectus, the Canadian Prospectus (or any amendment or supplement thereto), and provided further that this indemnity agreement with respect to any untrue statement contained in or omission from any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, shall not inure to the benefit of any Underwriter (or any affiliates of any Underwriter or any person controlling an Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if such person was not sent or given a copy of the U.S. Prospectus or Canadian Prospectus, respectively at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such U.S. Preliminary Prospectus or Canadian Preliminary Prospectus was corrected in the U.S. Prospectus or Canadian Prospectus, respectively, unless the failure to deliver a U.S. Prospectus or Canadian Prospectus, respectively is the result of noncompliance by the Company with Section 3(d) hereof. This indemnity will be in addition to any liability that the Company might otherwise have.

         (b) Indemnification of Company, Directors and Officers. Each Underwriter and the Sub-underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement or the Canadian Prospectus and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the U.S. Prospectus, the Canadian Prospectus, including the PREP Information (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by any Underwriter or the Sub-underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the U.S. Prospectus, the Canadian Prospectus including the PREP Information (or any amendment or supplement thereto).

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) or settlement of any claim in connection with any violation referred to in Section 6(e) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees to indemnify and hold harmless the Underwriters, their Affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense (including, without limitation, any legal or other expenses reasonably incurred in connection with defending, investigating or settling any such action or claim), as incurred, (i) arising out of the violation of any applicable laws or regulations of jurisdictions other than the United States and Canada where Reserved Securities have been offered; (ii) arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus wrapper or other material prepared by or with the consent of the Company for distribution to Invitees in connection with the offering of the Reserved Securities or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) caused by the failure of any Invitee to pay for and accept delivery of Reserved Securities which have been orally confirmed for purchase by any Invitee by the end of the first business day after the date of the Agreement; or (iv) related to, or arising out of or in connection with, the offering of the Reserved Securities.

         SECTION 7.        Contribution. If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters and the Sub-underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters and the Sub-underwriter on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(e) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company on the one hand and the Underwriters and the Sub-underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the U.S. Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Company on the one hand and the Underwriters and the Sub-underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the Sub-underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, or any violation of the nature referred to in Section 6(e) hereof.

         The Company and the Underwriters and the Sub-underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters and the Sub-underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter and no Sub-underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter or the Sub-underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter or the Sub-underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter or Sub-underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement or the Canadian Prospectus, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint. The Sub-underwriter's obligation to contribute pursuant to this Section 7 is in proportion to the number of Initial Securities it purchased from Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries delivered pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Sub-underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to, and payment for the Securities by, the Underwriters and the Sub-underwriter.

         SECTION 9.        Termination of Agreement.

         (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the U.S. Prospectus (exclusive of any supplement thereto) and the Canadian Prospectus (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or Canada, or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in United States, Canadian or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, the Reviewing Authority, any Qualifying Authority, any other securities commission or securities regulatory authority in Canada or the TSX or the NASDAQ National Market, or if trading generally on the New York Stock Exchange, the TSX, or in the NASDAQ National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the Reviewing Authority, any Qualifying Authority, any other securities commission or securities regulatory authority in Canada, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or Canada, or (iv) if a banking moratorium has been declared by either United States federal, New York state or Canadian federal authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters or the Sub-underwriter, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased hereunder, the non-defaulting Underwriters or the Sub-underwriter shall be obligated, each severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters or the Sub-underwriter, or

         (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery, shall terminate without liability on the part of any non-defaulting Underwriter or the Sub-underwriter.

         No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, or in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

         SECTION 11.       Agent for Service; Submission to Jurisdiction;
Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System (or any successor) (together with any successor, the "Agent for Service"), as its registered agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Securities, that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding, and
(iii) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Company (mailed or delivered to its Chief Financial Officer at its principal office in Victoria, British Columbia, Canada), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Securities shall be outstanding.

         To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

         SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives, c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated at 4 World Financial Center, New York, New York 10080, attention of Bryan Giraudo; notices to the Company shall be directed to it at #1203, 4464 Markham Street, Victoria, British Columbia V8Z 7X8 Canada,
Attention: Chief Financial Officer.

         SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Sub-underwriter, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Sub-underwriter, the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Sub-underwriter, the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter or the Sub-underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         SECTION 17. Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "Judgment Currency") other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Sub-underwriter, the Company in accordance with its terms.

                                             Very truly yours,

                                             ASPREVA PHARMACEUTICALS
                                             CORPORATION


                                             By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

CONFIRMED AND ACCEPTED,
         as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
BANC OF AMERICA SECURITIES LLC
PACIFIC GROWTH EQUITIES, LLC
BMO NESBITT BURNS INC.


BY:      MERRILL LYNCH, PIERCE, FENNER & SMITH
                     INCORPORATED


By:
      ---------------------------------------
              Authorized Signatory




MERRILL LYNCH CANADA INC.


By:
      ---------------------------------------
              Authorized Signatory

                                   SCHEDULE A

                              List of Underwriters

                                                                         Number of
                         Name of Underwriter                        Initial Securities
                         -------------------                        ------------------
  Merrill Lynch, Pierce, Fenner & Smith
              Incorporated..........................................       -
  Banc of America Securities LLC....................................       -
  Pacific Growth Equities, LLC......................................       -
  BMO Nesbitt Burns Inc.............................................       -
                                                                      ------------
  Total.............................................................       -
                                                                      ============



                                     Sch A-1

                                   SCHEDULE B

                               Pricing Information

                              [------------------]
                                 - Common Shares
                               (without par value)


1. The initial public offering price per share for the Securities, determined as provided in Section 2, shall be US$- per share for Securities initially offered in the United States or elsewhere outside Canada, or Cdn$- (being based on the equivalent of the United States dollar price per share based on the noon buying rate in The City of New York for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate") on the date hereof) for Securities initially offered in Canada.

2. The purchase price per share for the Securities sold or expected to be sold in the United States or elsewhere outside Canada to be paid by the several Underwriters shall be US$- being an amount equal to the initial public offering price set forth above less US$- per share, representing the underwriting commission as set forth in paragraph 3 below; the purchase price per share for the Securities sold or expected to be sold in Canada to be paid by the several Underwriters shall be Cdn$-, being an amount equal to the initial offering price in Canada set forth above less Cdn$- per share, representing the underwriting commission as set forth in paragraph 3 below (being based on the equivalent of the corresponding United States dollar amount based on the Noon Buying Rate on the date hereof); provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

3. The underwriting commission per share payable for the Securities to be paid by the Company shall be US$- per share for Securities initially offered in the United States or elsewhere outside Canada, or Cdn$- (being based on the equivalent of the Noon Buying Rate on the date hereof) for Securities initially offered in Canada.


                                     Sch B-1

                                   SCHEDULE C

                 List of Persons and Entities Subject to Lock-up



                                     Sch C-1

                                    EXHIBIT A


                  FORM OF OPINION OF COMPANY'S CANADIAN COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

                                    EXHIBIT B


                    FORM OF OPINION OF COMPANY'S U.S. COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)

                                    EXHIBIT C


                   FORM OF OPINION OF COMPANY'S SWISS COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(d)

                                    EXHIBIT D


             FORM OF OPINION OF COMPANY'S SPECIAL REGULATORY COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(e)

                                    EXHIBIT E


       FORM OF OPINION OF COMPANY'S SPECIAL INTELLECTUAL PROPERTY COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(f)

                                    EXHIBIT F


                             FORM OF LOCK-UP LETTER

                                __________, 200_

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated,
  as Representative of the several
  Underwriters to be named in the
  within-mentioned Purchase Agreement

c/o  Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
4 World Financial Center
New York, New York  10080

         Re:   Proposed Public Offering by Aspreva Pharmaceuticals Corporation

Dear Sirs:

         The undersigned, a shareholder and/or an option holder and/or an officer and/or director of Aspreva Pharmaceuticals Corporation, a corporation incorporated under the laws of Canada (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") proposes to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering of the Company's common shares ("Common Shares") (the Common Shares that will be issued in the public offering contemplated by the Purchase Agreement are herein referred to as the "Securities"). In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder and/or an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement (the "Lock-Up Period"), the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell (including any sale pursuant to Rule 144 under the Securities Act of 1933, as amended), contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Common Shares (including, without limitation, Common Shares which may be deemed to be beneficially owned by such shareholder in accordance with the rules and regulations of the Securities and Exchange Commission or the securities legislation of any province or territory of Canada and Common Shares which may be issued upon exercise of any option or warrant) or any securities convertible into or exchangeable or exercisable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement or prospectus with respect to any of the foregoing (collectively, the "Lock-Up Securities") or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise.

         Notwithstanding the foregoing, if:

         (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

         (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16 days immediately following the last day of the Lock-Up Period, the restrictions imposed by this letter shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Merrill Lynch waives, in writing, such extension, provided, however, that in no event shall the Lock-Up Period be extended beyond 214 days after the date of the Purchase Agreement.

         Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch, provided that (1) Merrill Lynch receives a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

         (i)      as a bona fide gift or gifts; or

         (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; or

         (iii) as a distribution to limited partners, members or beneficiaries of the undersigned, as applicable, if the undersigned is a limited partnership, limited liability company or a trust, or to the estates of any such partners, members or beneficiaries; or

         (iv) to the undersigned's affiliates or stockholders if the undersigned is a corporation.

         Furthermore, the undersigned may sell Common Shares purchased by the undersigned on the open market following the public offering contemplated hereby if and only if (i) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

         The aggregate amount of Lock-Up Securities transferred by the undersigned pursuant to either of the two preceding paragraphs shall not exceed 200,000 Common Shares (such number of Common Shares to be proportionately adjusted upon the occurrence after the date of this Lock-Up Letter of any stock dividend, stock split or combination affecting the outstanding Common Shares).

         For purposes of this lock-up agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

         The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the terms of this Lock-Up Letter will be delivered by Merrill Lynch to the Company (in accordance with Section 12 of the Purchase Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the terms of the Lock-Up Letter) has expired.

         The undersigned agrees that it will not, without the prior written consent of Merrill Lynch, during the lock-up period, including any extension thereof, make any demand for, or exercise any right with respect to, the registration of any Common Shares or any securities convertible into or exchangeable or exercisable for Common Shares. The undersigned further agrees that the Company may, with respect to any Common Shares for which the undersigned is the record or beneficial holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such Common Shares on the transfer books and records of the Company.

         The undersigned understands that the Company and the Underwriters will proceed with the public offering in reliance on this Lock-Up Letter. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

         This Lock-Up Letter shall automatically terminate upon the earliest to occur, if any, of: (a) either Merrill Lynch on the one hand, or the Company, on the other hand, advising the other in writing, prior to the execution of the Purchase Agreement, that it has determined not to proceed with the public offering, (b) termination of the Purchase Agreement entered into between the Company and Merrill Lynch before the sale of the Securities, or (c) June 30, 2005, in the event that the registration statement related to the public offering has not been declared effective by that date.


                                  Very truly yours,


                                  -------------------------------------
                                  (Print name of entity, if applicable)

                                  Signature:
                                            ---------------------------

                                  Print name:
                                             --------------------------

                                  Title:
                                        -------------------------------
                                               (if applicable)

                                  Address:
                                          -----------------------------

                                          -----------------------------

                                          -----------------------------